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                                                                   Exhibit 10.31

                    ASSIGNMENT OF REAL ESTATE SALE AGREEMENT

         For good and valuable consideration, the receipt of which is hereby acknowledged, Goodman Financial Services, Inc., a Washington corporation ("Assignor"), hereby assigns, transfers and sets over to BC-GFS LLC, a Delaware limited liability company ("Assignee"), all of Assignor's right, title and interest in, to and under that certain Real Estate Sale Agreement dated July 11, 2002, as amended by that certain Reinstatement and First Amendment dated October _____, 2002 (collectively, the "Agreement"), between ERP Operating Limited Partnership, an Illinois limited partnership, EQR-Alderwood Limited Partnership, a Washington limited partnership, and EQR-Wellington, L.L.C., a Delaware limited liability company as Sellers, and Assignor as Purchaser.

         DATED this __________ day of December, 2002.

         ASSIGNOR:                    Goodman Financial Services, Inc.,
                                      a Washington corporation


                                      By:
                                         ----------------------------------
                                               John A. Goodman, President

         ASSIGNEE:                    BC-GFS LLC,
                                      a Delaware limited liability company

                                      By:  GFS Equity Management LLC, a
                                           Washington limited liability company,
                                           its manager


                                           By:
                                              ----------------------------
                                                     John A. Goodman, Manager